ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE



COLLECTION PERIOD:                   June 1, 1999 - June 30, 1999
                                     ----------------------------

SETTLEMENT DATE:                             15-Jul-99
                                     ----------------------------
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

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV AND
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
     (a.)    Beginning Aggregate Contract Principal Balance  ("ACPB")                                               $295,000,842.81
                                                                                                                    ---------------
     (b.)    Contract Principal Balance of all Collections allocable to Contracts               $ 13,366,720.46
                                                                                                ---------------
     (c.)    Contract Principal Balance of Charged-Off Contracts                                $  1,012,818.27
                                                                                                ---------------
     (d.)    Total decline in Principal Balance                                                                     $ 14,379,538.73
                                                                                                                    ----------------
     (e.)    Ending Aggregate Contract Principal Balance of all Contracts as
             of this Settlement Date                                                                                $ 280,621,304.08
                                                                                                                    ----------------
             BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
               PAYMENT DATE
     (f.)    Class A Principal Balance as of this Settlement Date                                                   $247,844,534.84
                                                                                                                    ---------------
             (Class A Note Factor). . . . . . . . . . . . . . . . . . . .          0.7483229
                                                                                   ---------
     (g1.)   Class A-1 Principal Balance .(Note Factor). . . . . . . . . .         0.0000000    $          --
                                                                                                 ---------------
     (g2.)   Class A-2 Principal Balance . (Note Factor). . . . . . . . .          0.9402344    $ 178,644,534.84
                                                                                   ---------    ----------------

     (g3.)   Class A-3 Principal Balance . (Note Factor). . . . . . . . .          1.0000000    $  23,300,000.00
                                                                                   ---------     ---------------

     (g4.)   Class A-4 Principal Balance . (Note Factor). . . . . . . . .          1.0000000    $  45,900,000.00
                                                                                   ---------    ----------------

     (h.)    Class B Principal Balance as of this Settlement Date                                                   $ 14,171,738.53
                                                                                                                    ---------------
             (Class B Note Factor)                                                 0.7483229
                                                                                   ---------
     (i.)    Class C Principal Balance as of this Settlement Date                                                   $  7,379,960.15
                                                                                                                    ---------------
             (Class C Note Factor)                                                 0.7483229
                                                                                   ---------
     (l.)    Class D Principal Balance as of this Settlement Date                                                   $ 11,225,070.55
                                                                                                                    ---------------
             (Class D Note Factor)                                                 0.7483229
                                                                                    ---------

II.  COMPLIANCE RATIOS

     (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts
              as of the related Calculation Date                                                                    $309,575,496.58
                                                                                                                    ---------------
     (b1.)    % of CBR 31 days or more delinquent as of the related
                Calculation Date                                                                                               7.08%
                                                                                                                    ---------------
     (b2.)    Preceeding Month %:                                                      May-99                                  7.63%
                                                                                   -----------                      ---------------
     (b3.)    2nd Preceeding Month %:                                                  Apr-99                                  7.98%
                                                                                   -----------                      ---------------
     (b4.)    Three month rolling average % of CBR 31 days or more delinquent                                                  7.56%
                                                                                                                    ---------------
     (c.)     Does the three month rolling average % of CBR which are 31
               days or more delinquent exceed 10.5% ? . Y or N.                                                             NO
                                                                                                                    ---------------
              (Amortization Period Only)
     (d)      Cumulative Net Loss Percentage as of the related Collection Period                                               1.08%
                                                                                                                    ---------------
              Does the Cumulative Net Loss Percentage exceed
     (d1.)    4.0 % from the Beginning Period to and including
               12th Collection Period ?  Y or N                                                                             NO
                                                                                                                    --------------
     (d2.)    5.5 % from 13th Collection Period to and including
               24th Collection Period ? Y or N                                                                              NO
                                                                                                                    ---------------
     (d3.)    7.0 % from 25th Collection Period and thereafter ? Y or N                                                     NO
                                                                                                                    ---------------
              (If Yes to e1 or e2 or e3, then a Residual Event occurs)
     (e1.)    Residual Realization for the related
               Collection Period  > 100% (YES/NO)                                                                          YES
                                                                                                                    ---------------
     (e2.)    Preceeding Month:                May-99  > 100% (YES/NO)                                                     YES
                                               -------                                                              ---------------
     (e3.)    2nd Preceeding Month:            Apr-99  > 100% (YES/NO)                                                     YES
                                               -------                                                              ---------------
     (e4.)    Three month rolling average Residual
               Realization Ratio  > 100% (YES/NO)                                                                          YES
                                                                                                                    ---------------
              (If less than 100%, then a Residual Event Occurs)

III. FLOW OF FUNDS
                  The amount of available funds on deposit in the
                    Series 1998-1 Facility Account                                                                  $ 16,850,069.87
                                                                                                                    ---------------
                 (On the Payment Date which is also the Amortization Date
                    and each Payment Date thereafter
         (a.)     To the Servicer, Unrecoverable Servicer Advances                                                       121,557.87
                                                                                                                    ---------------
         (b.)     To the Servicer, if ABS is not the Servicer,
                   Servicing Fee and Ancillary Servicing Income, if any                                                       --
                                                                                                                    ---------------
                  To Series 1998-1 Noteholders:
         (c.)     To Class A, the total Class A Note Interest and Class A
                    Overdue Interest for the related period                                                         $  1,271,840.80
                                                                                                                    ---------------
                                    Interest on Class A-1 Notes                                 $      6,464.96
                                                                                                ---------------
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
                                    Interest on Class A-2 Notes                                 $    921,500.00
                                                                                                ---------------
                                    Interest on Class A-3 Notes                                 $    115,140.83
                                                                                                ---------------
                                    Interest on Class A-4 Notes                                 $    228,735.00
                                                                                                ---------------
         (d.)     Interest on Class B Notes for the related period                                                $     75,731.11
                                                                                                                  ---------------
         (e.)     Interest on Class C Notes for the related period                                                $     41,958.51
                                                                                                                  ---------------

         (f.)     To Series 1998-1 Noteholders:
                  To Class A, the total Principal Payment and Class A Overdue
                    Principal, if any                                                                               12,699,998.31
                                                                                                                   --------------
                                    Principal Payment to Class A-1 Noteholders                     1,344,533.16
                                                                                                ---------------
                                    Principal Payment to Class A-2 Noteholders                    11,355,465.16
                                                                                                ---------------
                                    Principal Payment to Class A-3 Noteholders                          N/A
                                                                                                ---------------
                                    Principal Payment to Class A-4 Noteholders                         N/A
                                                                                                 --------------
                  To Class B for Principal Payment and Overdue Principal, if any                                       726,185.29
                                                                                                                   --------------
                  To Class C for Principal Payment and Overdue Principal, if any                                       378,162.39
                                                                                                                   --------------
*Class C note and Class D note include adjustment for prior period.
         (g)      Overdue Principal (included in the Principal Payments
                    per above, if any):
                  To Class A, total for Overdue Principal                                              N/A
                                                                                                 --------------
                                    Overdue Principal to Class A-1                      N/A
                                                                                    ----------
                                    Overdue Principal to Class A-2                      N/A
                                                                                    ----------
                                    Overdue Principal to Class A-3                      N/A
                                                                                    ----------
                                    Overdue Principal to Class A-4                      N/A
                                                                                    ----------
                  To Class B for Overdue Principal                                                     N/A
                                                                                                 --------------
                  To Class C for Overdue Principal                                                     N/A
                                                                                                 --------------

         (h1.)    Until the Reserve Account Funding Date:
                  To the Reserve Account, the amount equal to the
                     Servicing Fee otherwise payable to ABS                                                               N/A
                                                                                                                   --------------

         (h2.)    After the Reserve Account Funding Date:
                  To the Servicer, ABS, the Servicing Fee plus
                   Ancillary Servicing Income, if any                                                                  245,834.04
                                                                                                                   --------------

         (i.)     To the Reserve Account, the amount needed to increase
                  the amount on deposit in the Reserve Account to
                  the Required Reserve Amount for such Payment Date                                                       N/A
                                                                                                                   --------------

         (j.)     Upon the occurrence of a Residual Event        the lesser of:
         (j1.)    (A) the Available Funds remaining on deposit
                      in the Facility Account and                                                      N/A
                                                                                                 --------------

         (j2.)    (B) the aggregate amount of Residual Receipts included
                      in Available Funds                                                               N/A
                                                                                                 --------------
         (j3.)    To be deposited to the Residual Account                                                                N/A
                                                                                                                   --------------

         (k.)     To Class D Noteholders for Principal Payment                                                         575,192.74
                                                                                                                   --------------
         (l.)     To Class D Noteholders for Overdue Principal, if any                                                   N/A
                                                                                                                   --------------

                 (To ABS, the Servicing Fee previously due, but deposited
                   to the Reserve Account                                                                          $        --
                                                                                                                   --------------

                 (To the Series Obligors, as holders of the Residual
                   Interest, any Available Funds remaining on deposit
                  in the Facility Account                                                                          $   713,608.81
                                                                                                                   --------------

IV.      SERVICER ADVANCES

         (a.)     Aggregate amount of Servicer Advances at the beginning of
                  the related Collection Period                                                                      4,784,974.97
                                                                                                                   --------------
         (b.)     Servicer Advances reimbursed during the related Collection
                  Period                                                                                               142,808.63
                                                                                                                   --------------
         (c.)     Amount of unreimbursed Servicer Advances to be reimbursed
                  on the Settlement Date                                                                               121,557.87
                                                                                                                   --------------
         (d.)     Servicer Advances made during the related Collection Period                                      $         --
                                                                                                                   --------------
         (e.)     Aggregate amount of Servicer Advances at the end of the
                  Collection Period                                                                                $ 4,520,608.47
                                                                                                                   --------------


V.       RESERVE ACCOUNT

         (a.)     Amount on deposit at the beginning of the related
                   Collection Period                                                                               $ 9,204,018.83
                                                                                                                   --------------
         (b.)     Amounts used to cover shortfalls, if any,  for the
                   related Collection Period                                                                       $       --
                                                                                                                   --------------
         (c.)     Amounts transferred from the Facility Account, if applicable                                     $       --
                                                                                                                   --------------
         (d.)     Interest earned on Reserve Balance                                                               $    34,283.53
                                                                                                                   --------------

         (e.)     Reserve Account Ending Balance before calculating
                   Required Reserve Amount                                                                         $ 9,238,302.36
                                                                                                                   --------------


         (f.)     Required Reserve Amount needed as of the related
                   Collection Period                                                                               $ 8,755,377.59
                                                                                                                   --------------

         (g1.)    If (f) is greater than (e), then amount of shortfall                                                       0.00
                                                                                                                   --------------
         (g2.)    If (e) is greater than (f), then excess amount to be
                   transferred to the Series Obligors                                                                   482,924.77
                                                                                                                   --------------

         (h.)     Amounts on deposit as of this Settlement Date (e minus g2)                                       $ 8,755,377.59
                                                                                                                   --------------


VI.      RESIDUAL ACCOUNT
         (a.)     Amount on deposit at the beginning of the related
                   Collection Period                                                                                          0.00
                                                                                                                   --------------
         (b.)     Amounts transferred from the Facility Account                                                               0.00
                                                                                                                   --------------
         (c.)     Amounts used to cover shortfalls for the related
                   Collection Period                                                                                          0.00
                                                                                                                   --------------
         (d.)     Amount on deposit as of this Settlement Date                                                                0.00
                                                                                                                   --------------

VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT
         (a.)     Amount on deposit at the beginning of the
                   related Collection Period                                                                                 0.00
                                                                                                                   --------------
         (b.)     Amounts transferred from the Facility Account                                                              0.00
                                                                                                                   --------------
         (c.)     Amounts transferred to the Series Obligors                                                                 0.00
                                                                                                                   --------------
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

         (d.)     Amount on deposit as of this Settlement Date                                                               0.00
                                                                                                                   --------------

VIII.    ADVANCE PAYMENTS
         (a.)     Beginning aggregate Advance Payments                                                             $ 2,716,696.60
                                                                                                                   --------------
         (b.)     Amount of Advance Payments collected during the
                   related Collection Period                                                                       $ 2,047,974.41
                                                                                                                   --------------
         (c.)     Investment earnings for the related Collection Period                                            $    13,837.82
                                                                                                                   --------------
         (d.)     Amount of Advance Payments withdrawn for deposit
                   into Facility Account                                                                           $ 2,028,240.99
                                                                                                                   --------------
         (e.)     Ending aggregate Advance Payments                                                                $ 2,750,267.84
                                                                                                                   --------------
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         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:      /s/ John Paris
                   ----------------------------------
         TITLE:   Sr. Vice President
                   ----------------------------------
         DATE:         12-June 99
                  ------------------



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